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                           Exhibit 10.26
                             [LOGO]



BANK ONE, INDIANA, N.A.

1 BANK ONE PLAZA MALL, SUITE IL1-0047
CHICAGO, IL 60670
UNITED STATES OF AMERICA

PAPA JOHN'S INTERNATIONAL, INC.
P.O. BOX 99900
LOUISVILLE, KY 40269-0900
UNITED STATES OF AMERICA

ATTN:    DAVE FLANNERY

FAX:     502-261-4190

PHONE:   502-261-7272

DATE:    22 February 2000

REF:     25553

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between PAPA JOHN'S INTERNATIONAL, INC. and BANK ONE, INDIANA, N.A. on the Trade Date specified below. This Transaction shall be governed by the International Swaps and Derivatives Association Inc. ("ISDA") Master Agreement ("Master Agreement") with a first draft of a Schedule thereto to be provided by BANK ONE, INDIANA, N.A.. This letter shall evidence a binding Agreement between the parties until such time as the Master Agreement is executed, and upon its execution shall become a Confirmation thereunder. Terms used and not otherwise defined herein shall have their meaning defined in the 1991 ISDA Definitions (as supplemented by the 1998 Supplement and further amended and supplemented by the 1998 ISDA Euro Definitions) (the "Definitions"), as published by the International Swaps and Derivatives Association Inc. The definitions and provisions contained in the 1991 ISDA Definitions are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and provisions and this Confirmation, this Confirmation will govern.

If you and we are not parties to a Master Agreement, then you and we agree to use our best efforts to negotiate promptly, execute and deliver a Master Agreement including a standard form of Schedule attached thereto and made a part thereof, with such modifications as you and we shall in good faith agree. Upon execution and delivery by you and us of a Master Agreement, this Confirmation shall supplement, form part of and be subject to such Master Agreement. Until you and we execute and deliver a Master Agreement, this Confirmation shall supplement, form a part of and be subject to the Master Agreement published by the International Swap and Derivatives Association Inc., as if you and we had executed that Agreement (but without any Schedule thereto). However, notwithstanding the foregoing, until such Master Agreement is executed, the Termination Currency shall be United States Dollars and Governing Law shall be the laws of the State of New York. After such Master Agreement is executed the Termination Currency and Governing Law shall be those stated within the Schedule to the Master Agreement.

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TERM
----

TRADE DATE:             22 February 2000

EFFECTIVE DATE:         24 February 2000

TERMINATION DATE:       10 March 2003, subject to adjustment in accordance with
                        the Modified Following Business Day Convention.

NOTIONAL AMOUNT:        USD 100,000,000.00

PREMIUM:                Not Applicable


FLOATING AMOUNTS
----------------

CAP RATE:               9.50%

FLOATING RATE PAYER:    BANK ONE, INDIANA, N.A.

FLOATING RATE PAYER
PAYMENT DATES:          Each 10 January, 10 February, 10 March, 10 April, 10
                        May, 10 June, 10 July, 10 August, 10 September, 10
                        October, 10 November, 10 December from and including
                        10 April 2000, to and including 10 March 2003, subject to adjustment in accordance with the Modified
                        Following Business Day Convention.

FLOATING RATE OPTION:   USD-LIBOR-BBA

DESIGNATED MATURITY:    1 Month

FLOATING RATE DAY COUNT
FRACTION:               Actual/360

RESET DATES:            The first day of each Calculation Period

ROUNDING CONVENTION:    As per ISDA

BUSINESS DAYS:          London, New York


FLOATING AMOUNTS
----------------

FLOOR RATE:             6.36%

FLOATING RATE PAYER:    PAPA JOHN'S INTERNATIONAL, INC.
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FLOATING RATE PAYER
PAYMENT DATES:          Each 10 January, 10 February, 10 March, 10 April, 10
                        May, 10 June, 10 July, 10 August, 10 September, 10
                        October, 10 November, 10 December from and including
                        10 April 2000, to and including 10 March 2003, subject to adjustment in accordance with the Modified
                        Following Business Day Convention.

FLOATING RATE OPTION:   USD-LIBOR-BBA

DESIGNATED MATURITY:    1 Month

FLOATING RATE DAY COUNT
FRACTION:               Actual/360

RESET DATES:            The first day of each Calculation Period

ROUNDING CONVENTION:    As per ISDA

BUSINESS DAYS:          London, New York


ADDITIONAL PROVISIONS
---------------------


Notwithstanding anything to the contrary set forth herein, no Floating Rate shall be determined for, and no Floating Amount shall be payable in respect of, the Calculation Period which commences on the Effective Date.

ACCOUNT DETAILS
---------------


Payments to PAPA JOHN'S INTERNATIONAL, INC. in USD:
  ***TO BE ADVISED***

Payments to BANK ONE, INDIANA, N.A. in USD:


PAY TO:                 BANK ONE NA,
ABA NUMBER:
FOR THE ACCOUNT OF:     BANK ONE, N.A.
ACCOUNT NUMBER:
ATTN OR REF:            GLOBAL DERIVATIVES

OFFICES
-------

(a) The Office of BANK ONE, INDIANA, N.A. in CHICAGO

(b) The Office of PAPA JOHN'S INTERNATIONAL, INC. in LOUISVILLE

Dealing with Confirmations on our behalf:
   Kevin Doyle 312-732-2148

Dealing with Settlements on our behalf:
   Global Derivative Products (312)732-4333
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Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this letter and returning all pages of this letter via facsimile to.

                                   Yours sincerely,
                                   BANK ONE, INDIANA, N.A.
                                   By:

                                   /s/ Dianne Schuyler

                                   Name:  Dianne Schuyler
                                   Title: Vice President

                                   BANK ONE, INDIANA, N.A.
                                   By:

                                   /s/ Steven D. Matheson

                                   Name:  Steven D. Matheson
                                   Title: Vice President

Confirmed as of the date above written:

PAPA JOHN'S INTERNATIONAL, INC.
By:

   /s/ J. David Flanery

Name:   J. David Flanery
Title:  Vice President & Corporate Controller

RE: OUR REF: 25553